Consent of Independent Auditors


We consent to the incorporation by reference in Post Effective Amendment No. 1 to the Registration Statement (Form S-8 No. 33-1432) pertaining to the 1983 and 1985 Stock Option Plans of Angstrom Technologies, Inc. of our report dated January 6, 1997, with respect to the financial statements of Angstrom Technologies, Inc. included in the Annual Report (Form 10-KSB) for the year ended October 31, 1996.



                                                              ERNST & YOUNG LLP




Cincinnati, Ohio
January 27, 1997